Exhibit 10(67)
AMERICAN INTERNATIONAL GROUP, INC.
AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN
RSU AWARD AGREEMENT
               This award agreement (this “Award Agreement”) sets forth the terms and conditions of an award (this “Award”) of restricted stock units (“RSUs”) granted to you under the American International Group, Inc. Amended and Restated 2007 Stock Incentive Plan (the “Plan”).
               1. The Plan. This Award is made pursuant to the Plan, the terms of which are incorporated in this Award Agreement. Capitalized terms used in this Award Agreement that are not defined in this Award Agreement, or in the attached Glossary of Terms, have the meanings as used or defined in the Plan.
               2. Award. The number of RSUs subject to this Award is set forth at the end of this Award Agreement. Each RSU constitutes an unfunded and unsecured promise of AIG to deliver (or cause to be delivered) to you, subject to the terms of this Award Agreement, one share of Common Stock (the “Share” or the “Shares” as the context requires) (or securities or other property equal to the Fair Market Value thereof) on the Scheduled Vesting Date as provided herein. Until such delivery, you have only the rights of a general unsecured creditor, and no rights as a shareholder, of AIG. THIS AWARD IS SUBJECT TO ALL TERMS, CONDITIONS AND PROVISIONS OF THE PLAN AND THIS AWARD AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE ARBITRATION AND CHOICE OF FORUM PROVISIONS SET FORTH IN PARAGRAPH 15.
               3. Vesting and Payout.
               (a) Vesting. Except as provided in this Paragraph 3 and in Paragraphs 4 and 6, you shall become vested in the RSUs on the third anniversary of the Date of Grant specified at the end of this Award Agreement (the “Scheduled Vesting Date”). Except as provided in Paragraph 6, if your Employment terminates for any reason prior to the Scheduled Vesting Date, your rights in respect of all of your RSUs shall terminate, and no Shares (or securities or other property) shall be paid in respect of such RSUs.
               (b) Payout. Except as provided in this Paragraph 3 and in Paragraphs 4, 6, 8 and 9, the Shares underlying the vested RSUs shall be paid promptly after the Scheduled Vesting Date, but no later than the end of the calendar year in which such Scheduled Vesting Date falls. The Company may, at its option and subject to the Plan, deliver securities or other property in lieu of all or any portion of the Shares otherwise payable on the Scheduled Vesting Date. Such payment shall equal the product of the number of Shares to be delivered on the Scheduled Vesting Date and the Fair Market Value of one Share of Common Stock on the Scheduled Vesting Date. You shall be deemed the beneficial owner of the Shares at the close of business on the Scheduled Vesting Date and shall be entitled to any dividend or distribution that has not already been made with respect to such Shares if the record date for such dividend or distribution is on or after the close of business on the Scheduled Vesting Date. Notwithstanding the foregoing, if the Scheduled Vesting Date occurs at a time when you are considered by AIG to be one of its “covered employees” within the meaning of Section 162(m) of the Code, then, unless the Committee determines otherwise, payout of the Shares (or securities or other property) may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will be limited or eliminated.
               (c) Death. Notwithstanding any other provision of this Award Agreement, if you die prior to the Scheduled Vesting Date, and provided your rights in respect of your RSUs have not previously terminated, the Shares (or securities or other property in lieu of all or any part thereof) corresponding to your outstanding RSUs shall be paid to the representative of your estate promptly after your death (but no later than 90 days after your death).
               (d) Delay of Payment. The Committee may, in its sole discretion, determine to defer payment of RSUs or permit you to elect to defer payment of RSUs, in each case in a manner that conforms to the requirements of Section 409A(a)(4) of the Code.
               4. Termination of RSUs and Non-Payment of Shares.
               (a) Except as provided in Paragraphs 3(c) and 6, your rights in respect of your outstanding RSUs shall immediately terminate, and no Shares (or securities or other property) shall be paid in respect of such unvested RSUs, if at any time prior to the Scheduled Vesting Date your Employment with the Company terminates for any reason, or you are otherwise no longer actively Employed by the Company.
               (b) Unless the Committee determines otherwise, and except as further provided in Paragraph 6, your rights in respect of all of your RSUs (whether or not vested) shall immediately terminate, and no Shares (or securities or other property) shall be paid in respect of such RSUs, if at any time prior to the Scheduled Vesting Date:
               (i) you attempt to have any dispute under this Award Agreement or the Plan resolved in any manner that is not provided for by Paragraph 15;
               (ii) any event that constitutes Cause has occurred;
               (iii) you in any manner, directly or indirectly, (A) Solicit any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with the Company or (B) interfere with or damage (or attempt to interfere with or damage) any relationship between the Company and any such Client or (C) Solicit any person who is an employee of the Company to resign from the Company or to apply for or accept employment with any Competitive Enterprise; or
               (iv) you fail to certify to AIG, in accordance with procedures established by the Committee, with respect to the Scheduled Vesting Date that you have complied, or the Committee determines that you have failed as of the Scheduled Vesting Date to comply, with all of the terms and conditions of this Award Agreement. By accepting the delivery of Shares (or securities or other property) under this Award Agreement, you shall be deemed to have represented and certified at such time that you have complied with all the terms and conditions of this Award Agreement.
               (c) Unless the Committee determines otherwise, if the Scheduled Vesting Date in respect of any of your outstanding RSUs occurs, and Shares (or securities or other property) with respect to such outstanding RSUs would be payable under the terms and conditions of this Award Agreement, except that you have not complied with the conditions or your obligations under Paragraph 4(b)(iv), all of your rights with respect to your outstanding RSUs shall terminate no later than the Scheduled Vesting Date for such Shares.
               5. Repayment. If, following the delivery of Shares (or securities or other property), the Committee determines that all terms and conditions of this Award Agreement in respect of such delivery were not satisfied, the Company shall be entitled to receive, and you shall be obligated to pay the Company immediately upon demand therefor, the Fair Market Value of the Shares (determined as of the Scheduled Vesting Date) and the amount of securities or other property (to the extent that any securities or other property was delivered in lieu of Shares) delivered with respect to the Scheduled Vesting Date, without reduction for any Shares (or securities or other property) applied to satisfy withholding tax or other obligations in respect of such Shares (or securities or other property).
               6. Disability and Retirement.
               (a) Notwithstanding any other provision of this Award Agreement, but subject to Paragraph 6(b):
               (i) if you become subject to Disability following the first anniversary of the Date of Grant, the condition set forth in Paragraph 4(a) shall be waived with respect to your then outstanding unvested RSUs (as a result of which any such then unvested outstanding RSUs shall vest and the Shares (or securities or other property) corresponding to your outstanding RSUs shall be paid to you promptly after the date you become subject to Disability, but no later than 90 days thereafter), but all other conditions of this Award Agreement shall continue to apply;
               (ii) if you terminate Employment by means of retirement at or after age 65 (“Retire”) prior to December 31, 20___, the condition set forth in Paragraph 4(a) shall be waived only with respect to a fraction of your then outstanding unvested RSUs, the numerator of which fraction shall be the number of whole quarters between January 1, 20___ and the date of your Retirement, and the denominator of which fraction shall be four (as a result of which such fraction of any such then unvested outstanding RSUs shall vest, and Shares (or securities or other property) corresponding to such fraction of the RSUs shall be paid to you promptly after the date you Retire, but no later than the end of the calendar year in which such date falls, but all other unvested outstanding RSUs shall immediately terminate), but all other conditions of this Award Agreement shall continue to apply; and
               (iii) if you terminate your Employment by means of early retirement at or after age 55 but before reaching age 65, with the approval of, and subject to any terms and conditions prescribed by, the Committee in its sole discretion (“Early Retire”), the condition set forth in Paragraph 4(a)

shall be waived with respect to a fraction of your then outstanding unvested RSUs, the numerator of which fraction shall be the number of whole quarters between January 1, 20___ and the date of your Early Retirement, and the denominator of which fraction shall be twelve (as a result of which such fraction of any such then unvested outstanding RSUs shall vest, and Shares (or securities or other property) corresponding to such fraction of the RSUs shall be paid to you promptly after the date you Early Retire, but no later than the end of the calendar year in which such date falls, but all other unvested outstanding RSUs shall immediately terminate), but all other conditions of this Award Agreement shall continue to apply.
               (b) Without limiting the application of Paragraph 4(b) or Paragraph 4(c), your rights in respect of any outstanding RSUs that become vested solely by reason of Paragraph 6(a) shall terminate, and no Shares (or securities or other property) shall be paid in respect of such outstanding RSUs if, following your becoming subject to Disability, Retiring or Early Retiring and prior to the Scheduled Vesting Date, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.
               7. Non-transferability. Except as otherwise may be provided by the Committee, the limitations set forth in Section 3.5 of the Plan shall apply. Any assignment or delegation in violation of the provisions of this Paragraph 7 shall be null and void.
               8. Withholding, Consents and Legends.
               (a) The delivery of Shares is conditioned on your satisfaction of any applicable withholding taxes (in accordance with Section 3.2 of the Plan).
               (b) Your rights in respect of your RSUs are conditioned on the receipt to the full satisfaction of the Committee of any required Consent (as defined in Section 3.3 of the Plan) that the Committee may determine to be necessary or advisable (including, without limitation, your consenting to deductions from your wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on your behalf to satisfy withholding and other tax obligations in connection with this Award); provided that if such Consent has not been so effected or obtained as of the latest date provided by this Award Agreement for the delivery of Shares (or securities or other property) in respect of any RSUs and further delay of delivery is not permitted in accordance with the requirements of Section 409A, such RSUs will be forfeited and terminate notwithstanding any prior vesting.
               (c) AIG may affix to Certificates representing Shares issued pursuant to this Award Agreement any legend that the Committee determines to be necessary or advisable (including to reflect any restrictions to which you may be subject under a separate agreement with AIG). AIG may advise the transfer agent to place a stop transfer order against any legended Shares.
               9. Section 409A.

          (a) RSUs awarded under this Award Agreement are intended to be “deferred compensation” subject to Section 409A, and this Award Agreement is intended to, and shall be interpreted, administered and construed to, comply with Section 409A with respect to the RSUs. The Committee shall have full authority to give effect to the intent of this Paragraph 9(a). To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the provisions of this Award Agreement and the provisions of the Plan, the Plan shall govern.
          (b) Without limiting the generality of Paragraph 9(a), references to the termination of your Employment with respect to the RSUs shall mean your separation from service with the Company within the meaning of Section 409A.
          (c) Any payment to be made under the RSUs in connection with termination of your Employment (and any other payment under the Plan) that would be subject to the limitations in Section 409A(a)(2)(b) of the Code shall be delayed until six months after termination of your Employment (or earlier death) in accordance with the requirements of Section 409A.
          (d) To the extent necessary to comply with Paragraph 9(a), any securities or other property that the Company may deliver in respect of the RSUs shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects at a later date for this purpose in accordance with Paragraph 3(d)).
          (e) Each payment under the RSUs shall be treated as a separate payment for purposes of Section 409A.
          10. No Rights to Continued Employment. Nothing in this Award Agreement or the Plan shall be construed as giving you any right to continued Employment by the Company or affect any right that the Company may have to terminate or alter the terms and conditions of your Employment.
          11. Successors and Assigns of AIG. The terms and conditions of this Award Agreement shall be binding upon, and shall inure to the benefit of, AIG and its successor entities (as defined in Section 3.6 of the Plan).
          12. Committee Discretion. Subject to Paragraph 13, the Committee shall have full discretion with respect to any actions to be taken or determinations to be made in connection with this Award Agreement (including, without limitation, whether you have become subject to Disability), and its determinations shall be final, binding and conclusive.
          13. Amendment. The Committee reserves the right at any time to amend the terms and conditions set forth in this Award Agreement, and the Board may amend the Plan in any respect; provided, that, notwithstanding the foregoing and Sections 1.3.1(a), 1.3.1(b) and 3.1 of the Plan, no such amendment shall materially adversely affect your rights and obligations under this Award Agreement without your consent (or the consent of your estate, if such consent is obtained after your death); and provided, further, that the Committee may not accelerate or postpone the payout of the Shares (or securities or other property in lieu of all or any part thereof) to occur at a time other than the applicable time provided for in this Award Agreement. Any amendment of this Award Agreement shall be in writing signed by an authorized member of the Committee or a person or persons designated by the Committee.
          14. Adjustment. Subject to Paragraph 13, the RSUs shall be subject to amendment and adjustment in accordance with Section 1.6.4 of the Plan.
          15. Arbitration; Choice of Forum.
          (a) Any dispute, controversy or claim between the Company and you, arising out of or relating to or concerning the Plan or this Award Agreement, shall be finally settled by arbitration in New York City before, and in accordance with the rules then obtaining of, the New York Stock Exchange, Inc. (the “NYSE”) or, if the NYSE declines to arbitrate the matter (or if the matter otherwise is not arbitrable by it), the American Arbitration Association (the “AAA”) in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all claims maintained by you must first be submitted to the Committee in accordance with claims procedures determined by the Committee. This paragraph is subject to the provisions of Paragraphs 15(b) and (c) below.
          (b) THE COMPANY AND YOU HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN OR THIS AWARD AGREEMENT THAT IS NOT OTHERWISE ARBITRATED OR RESOLVED ACCORDING TO PARAGRAPH 15(a) OF THIS AWARD AGREEMENT. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The Company and you acknowledge that the forum designated by this Paragraph 15(b) has a reasonable relation to the Plan, this Award Agreement, and to your relationship with the Company. Notwithstanding the foregoing, nothing herein shall preclude the Company from bringing any action, suit or proceeding in any other court for the purpose of enforcing the provisions of this Paragraph 15.
          (c) The agreement by you and the Company as to forum is independent of the law that may be applied in the action, suit or proceeding and you and the Company agree to such forum even if the forum may under applicable law choose to apply non-forum law. You and the Company hereby waive, to the fullest extent permitted by applicable law, any objection which you or the Company now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Paragraph 15(b). You and the Company undertake not to commence any action, suit or proceeding arising out of or relating to or concerning this Award Agreement in any forum other than a forum described in this Paragraph 15. You and (subject to the last sentence of Paragraph 15(b)) the Company agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon you and the Company.
          (d) You irrevocably appoint the Secretary of AIG as your agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning this Award Agreement which is not arbitrated pursuant to the provisions of Paragraph 15(a), who shall promptly advise you of any such service of process.
          (e) You hereby agree to keep confidential the existence of, and any information concerning, a dispute described in this Paragraph 15, except that you may disclose information concerning such dispute to the arbitrator or court that is considering such dispute or to your legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute).
          (f) You recognize and agree that prior to the grant of this Award you have no right to any benefits hereunder. Accordingly, in consideration of the receipt of this Award, you expressly waive any right to contest the amount of this Award, terms of this Award Agreement, any determination, action or omission hereunder or under the Plan by the Committee, AIG or the Board, or any amendment to the Plan or this Award Agreement (other than an amendment to which your consent is expressly required by Paragraph 13) and you expressly waive any claim related in any way to the Award including any claim based on any promissory estoppel or other theory in connection with this Award and your Employment with the Company.
          16. Governing Law. THIS AWARD SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
          17. Headings. The headings in this Award Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

          IN WITNESS WHEREOF, AMERICAN INTERNATIONAL GROUP, INC. has caused this Award Agreement to be duly executed and delivered as of the Date of Grant.

AMERICAN INTERNATIONAL GROUP, INC.

By:

By:

Recipient:

Number of RSUs:

Date of Grant:

Scheduled Vesting Date:

Receipt
Acknowledged:

Address:

Street

	City,	State	Zip Code

Social Security No./Local I.D. No.

Glossary of Terms
Solely for purposes of this award of RSUs, the following terms shall have the meanings set forth below. Capitalized terms not defined in this Glossary of Terms shall have the meanings as used or defined in the applicable Award Agreement or the Plan.
          “Cause” means (i) your conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (A) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or (B) on a felony charge or (C) on an equivalent charge to those in clauses (A) and (B) in jurisdictions which do not use those designations; (ii) your engaging in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act); (iii) your failure to perform your duties to the Company; (iv) your violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which AIG or any of its subsidiaries or affiliates is a member; (v) your violation of any Company policy concerning hedging or confidential or proprietary information, or your material violation of any other Company policy as in effect from time to time; (vi) your engaging in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company; or (vii) your engaging in any conduct detrimental to the Company. The determination as to whether “Cause” has occurred shall be made by the Committee in its sole discretion. The Committee shall also have the authority in its sole discretion to waive the consequences under the Plan or any Award Agreement of the existence or occurrence of any of the events, acts or omissions constituting “Cause.”
          “Client” means any client or prospective client of the Company to whom you provided services, or for whom you transacted business, or whose identity became known to you in connection with your relationship with or Employment by the Company.
          “Competitive Enterprise” means a business enterprise that (i) engages in any activity, or (ii) owns or controls a significant interest in any entity that engages in any activity, that, in either case, competes anywhere with any activity in which the Company is engaged. The activities covered by the previous sentence include, without limitation, all insurance and re-insurance and insurance and re-insurance-related activities, asset management, financial product activities (including, without limitation, derivative activities) and financial services in the United States and abroad.
          “Disability” means a period of medically determined physical or mental impairment that is expected to result in death or last for a period of not less than 36 months during which you qualify for income replacement benefits under the Company’s long-term disability plan for at least six months, or, if you do not participate in such a plan, a period of disability during which you are unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 36 months.

          “Section 409A” means Section 409A of the Internal Revenue Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
          “Solicit” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.